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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM  8 - K


                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 29, 1999 (October 27,
                                     1999)



                         NATIONAL  STEEL  CORPORATION

            (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



              1-983                                      25-0687210
      (Commission File Number)                (IRS Employer Identification No.)



4100 Edison Lakes Parkway,  Mishawaka, IN                    46545-3440
 (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:          219-273-7000
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ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on October 27, 1999 announcing its earnings for the third quarter 1999. A copy of this press release is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1  Press release dated October 27, 1999.



                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             NATIONAL STEEL CORPORATION

Date:  October 29, 1999      By:  /s/Glenn H. Gage
                                ------------------------------------------
                                Glenn H. Gage
                                Senior Vice President and Chief Financial
                                 Officer